EXHIBIT 10.15

AMENDMENT No. 1 TO SPONSORED LABORATORY RESEARCH AGREEMENT

This Amendment No. 1 to Research Agreement ("Amendment") is made and entered into as of 26th of August, 2009 by and between SignPath Pharma ("Sponsor") and The University of Texas M.D. Anderson Cancer Center ("Institution"), a member institution of the University of Texas System ("System").

RECITALS

A. Sponsor and Institution entered into a Sponsored Research Agreement dated November 08, 2007 (the "Agreement").

B. Sponsor and Institution wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1. The adding of additional funds to Exhibit B in the amount of Fifty-two thousand two hundred and twelve ($52,212.00) dollars to cover study costs.

2. Extending the term of the agreement to November 08, 2011.

2. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Sponsor and Institution have entered into this Amendment effective as of the date first set forth above.

SignPath

By: Lawrence Helson MD CEO
Lawrence Helson
C.EO.

Date: SEPT 8 2009

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

for By: Chiquita J. Montgomery
Melinda Cotten
Executive Director, Office of Sponsored Programs

Date: 9.16.09

I have read this Amendment and understand my obligations hereunder:

Judith Smith PharmD
Judith Smith, Pharm D, Principal Investigator
9/16/09

Reviewed and Approved by UTMDACC Legal Services for UTMDACC Signature:
WHEELER
9/16/09 29571